Exhibit 10.1.4

EXTENSION AGREEMENT

JPMorgan Chase Bank, N.A.

    as Administrative Agent

    under the Credit Agreement

    referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective October 23, 2013, the Termination Date under the Credit Agreement dated as of October 27, 2011 (as further amended from time to time, the “Credit Agreement”) among Consolidated Edison Company of New York, Inc., Consolidated Edison, Inc. Orange and Rockland Utilities, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, for one year to October 27, 2017 and by their acceptance hereof the Borrowers hereby confirm that the conditions set forth in Section 2.19(b)(i) and (ii) of the Credit Agreement are satisfied as to such extension. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Signature pages to follow

UBS LOAN FINANCE, LLC, as Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Agreed and accepted:

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Scott Sanders
Name:	Scott Sanders
Title:	Vice President and Treasurer

CONSOLIDATED EDISON, INC.

By:	/s/ Scott Sanders
Name:	Scott Sanders
Title:	Vice President and Treasurer

ORANGE AND ROCKLAND UTILITIES, INC.

By:	/s/ Yukari Saegusa
Name:	Yukari Saegusa
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter Christensen
Name:	Peter Christensen
Title:	Vice President

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